Alpine Municipal Money Market Fund (the “Fund”)

A SERIES OF ALPINE INCOME TRUST

Supplement Dated June 11, 2010
to the Prospectus dated February 27, 2010

IMPORTANT INFORMATION ABOUT THE ALPINE MUNICIPAL MONEY MARKET FUND

On February 23, 2010, the Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and other rules under the Investment Company Act of 1940 governing the regulation of all money market funds. In response to the SEC’s amendments, the following changes, as set forth in this supplement, have been made to the Prospectus effective May 28, 2010.

All money market funds will be required to maintain a dollar-weighted average portfolio maturity of 60 days or less, and a dollar-weighted average portfolio life of 120 days or less. Therefore, all references in the Prospectus to “dollar-weighted average maturity of 90 days or less” are hereby deleted and replaced with the following:

“dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less”

Under the section entitled “Principal Investment Strategies” on Page 8, the word “generally” is deleted from the following language “and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months).

Under the section entitled “The Funds’ Investments and Related Risks” on Page 10 of the Prospectus, the following additional risk is added:

Regulatory Risk - The Securities and Exchange Commission (“SEC”) recently amended the rules governing money market funds. In addition, the SEC continues to review the regulation of such funds. Any further changes by the SEC or additional legislative developments may affect the Alpine Municipal Money Market Fund’s operations, investment strategies, performance and yield.

On Page 11 of the Prospectus, the Fund’s limitation on illiquid securities held in its portfolio has been revised as follows, in relevant part:

“The Alpine Municipal Money Market Fund may hold up to 5% of its net assets…in illiquid securities.”

Under the section entitled “How to Redeem Shares” on Page 18 of the Prospectus, the first paragraph is revised to include the word “Generally” at the beginning of the first sentence.

Under the section entitled “How to Redeem Shares – Check Redemption Privilege” on Page 20 of the Prospectus, the first bullet point following “The Funds reserve the right to:” is replaced with the following:

•
suspend redemptions or postpone payment under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.  In addition, the Alpine Municipal Money Market Fund reserves the right to suspend redemptions or postpone payment under certain circumstances when there has been a determination to liquidate the Fund.

Please retain this Supplement for future reference.

Alpine Municipal Money Market Fund (the “Fund”)

A SERIES OF ALPINE INCOME TRUST

Supplement Dated June 11, 2010 to the
Statement of Additional Information dated February 27, 2010

IMPORTANT INFORMATION ABOUT THE ALPINE MUNICIPAL MONEY MARKET FUND

On February 23, 2010, the Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and other rules under the Investment Company Act of 1940 governing the regulation of all money market funds. In response to the SEC’s amendments, the following changes, as set forth in this supplement, have been made to the Statement of Additional Information (“SAI”).

All money market funds will be required to maintain a dollar-weighted average portfolio maturity of 60 days or less, and a dollar-weighted average portfolio life of 120 days or less. Therefore, all references to “dollar-weighted average maturity of 90 days or less” are hereby deleted and replaced with the following:

“dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less”

Under the section entitled “Description of the Funds and Their Investments – Alpine Municipal Money Market Fund” beginning on Page 4 of the SAI, the fourth paragraph is replaced with the following:

The Fund will invest at least 97% of its assets in “first tier” securities.  The Fund must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 3% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the Fund must limit its investments to 0.5% of the Fund’s total assets.  In addition, the Fund may not acquire any second tier security with a remaining maturity in excess of 45 days.  Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Under the section entitled “Description of the Funds and Their Investments – Variable or Floating Rate Instruments” on page 11 of the SAI, the following language is added to the end of the paragraph:

The maturity of a floating rate obligation with a maturity in excess of 397 days is deemed to be the period until a Fund would be entitled to payment pursuant to demand rights. The maturity of a floating rate obligation with a maturity of 397 days or less is deemed to be one day. The maturity of a variable rate obligation with a maturity in excess of 397 days is deemed to be the longer of the period remaining until the next interest rate adjustment or the period until a Fund would be entitled to payment pursuant to demand rights. The maturity of a variable rate obligation with a maturity of 397 days or less is deemed to be the earlier of such periods. The deemed maturities of such floating or variable rate obligations will not apply for purposes of determining a Fund’s dollar-weighted average portfolio life. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

The following has been added as the first sentence under the sub-section entitled “Illiquid Securities” on Page 12 of the SAI:

An illiquid security is any security that cannot be sold or disposed of in the ordinary course of business within seven (7) days at the approximate price used by a fund in determining its NAV.

Under the section entitled “Investment Restrictions” on Page 14 of the SAI, all references to the 10% limitation on the Alpine Municipal Money Market Fund’s holdings of illiquid securities in the second non-fundamental restriction are replaced with 5%.

Under the section entitled “Shareholder Accounts – Redeeming Shares” on Page 29 of the SAI, the following language is inserted to the end of the second sentence in the first paragraph:

“or (e) under certain circumstances when there has been a determination to liquidate the Fund.”

Please retain this Supplement for future reference.